Exhibit 99.8

TEJON RANCH CO.

Computershare

Computershare Trust Company, N.A.
250 Royall Street
Canton Massachusetts 02021
www.computershare.com

MR A SAMPLE
DESIGNATION (IF ANY)
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C 1234567890 J N T

Primary Subscription Rights 12345678901234

SUBSCRIPTION RIGHTS CERTIFICATE

VOID IF NOT RECEIVED BY THE SUBSCRIPTION AGENT BEFORE 5:00 P.M. NEW YORK TIME ON THE EXPIRATION DATE: October 27, 2017 (unless extended)

TEJON RANCH CO. SUBSCRIPTION RIGHTS FOR COMMON STOCK
(Complete appropriate section on reverse side of this form)

Maximum Primary Subscription Shares Available: __________

Number of Rights Issued: __________

The registered holder (the "Holder") of this Subscription Certificate named below, or the assignee, is entitled to the number of transferable Rights shown above to subscribe for common shares of beneficial interest, $0.50 par value per share (the "Common Shares"), of Tejon Ranch Co. (the "Company"), in the ratio of one Right for each Common Share, pursuant to the primary subscription (the "Primary Subscription") and upon the terms and conditions and at the price for each Common Share specified in the Prospectus Supplement, dated October 2, 2017, and the accompanying Prospectus, dated May 11, 2016 (collectively the "Prospectus") relating thereto. Each whole subscription right will entitle you to purchase 0.20 shares of our common stock at a subscription price of $18.00 per share. To subscribe for Common Shares the Holder must present to Computershare Trust Company, N.A. (the "Subscription Agent" or "Computershare"), prior to 5:00 p.m., Eastern time, on the Expiration Date of October 27, 2017 (unless extended), either: (a) a properly completed and executed Subscription Certificate and a check drawn on a bank located in the United States and payable to "Computershare" for an amount equal to the number of Common Shares subscribed for under the Primary Subscription (and, if such Holder is a Record Date Common Shareholder electing to exercise the Over-Subscription Privilege, pursuant to the terms of the Over-Subscription Privilege) multiplied by the Subscription Price; or (b) a notice of guaranteed delivery (the "Notice of Guaranteed Delivery") guaranteeing delivery of a properly completed and executed Subscription Certificate.

Under the Over-Subscription Privilege, as described in the Prospectus, any number of additional Common Shares may be purchased by a Record Date Common Shareholder if such Common Shares are available and the owner's Rights under the Primary Subscription have been fully exercised and the pro rata allocation requirements have been satisfied. Any additional payment required from a participating Holder of Rights must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date of October 27, 2017, unless the Offer is extended. Any excess payment to be refunded by the Company to a Record Date Common Shareholder who is not allocated the full amount of Common Shares subscribed for pursuant to the Over-Subscription Privilege will be returned to him or her by mail by the Subscription Agent as promptly as practicable. A participating Holder of Rights will have no right to rescind a purchase after the Subscription Agent has received a properly completed and executed Subscription Certificate and payment by means of a check. This Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the assignment on the reverse side hereof. Capitalized terms used but not defined in this Subscription Certificate shall have the meanings assigned to them in the Prospectus relating to the Rights. This Subscription Certificate shall be governed by and construed in accordance with the laws of the State of Delaware. To subscribe pursuant to the Primary Subscription, the Rights and the Subscription Price, which is $18.00 are required for each Common Share, and to subscribe pursuant to the Over-Subscription Privilege, the Subscription Price is required for each Common Share. Payment of $18.00 per Common Share must accompany the Subscription Certificate. See the reverse side for forms.

Holder ID	COY	Class	Rights Qty Issued	Rights Cert #
123456789	XXXX	Subscription Rights	XXX.XXXXXX	12345678

Signature of Owner and U.S. Person for Tax Certification	Signature of Co-Owner (if more than one registered holder listed)	Date (mm/dd/yyyy)

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02OX9C

To subscribe for your Common Shares under the Primary Subscription please complete line “A” on the card below. Example: 88 Common Shares = 88 Rights 88 Rights multiplied by 0.20 = 17 Common Shares, the maximum number of Common Shares under the Primary Subscription. We will not issue fractional Common Shares in the rights offering, and holders will only be entitled to purchase a whole number of Common Shares, rounded down to the nearest whole number a holder would otherwise be entitled to purchase. 17 $18.00 $306.00 A. x = (No. of shares) (Subscription Price) (Payment to be Remitted) If you are not exercising in full your Primary Subscription, check box E below and we will attempt to sell any remaining unexercised Rights. To subscribe for any Common Shares under the Over-Subscription Privilege, please complete line “B “ below. Please Note: Only Record Date Common Shareholders who have exercised all of their Rights under the Primary Subscription in full may apply for Common Shares pursuant to the Over-Subscription Privilege. Payment for Common Shares: (i) Full payment for both the Common Shares to be issued under the Primary Subscription and pursuant to exercise of the Over-Subscription Privilege and/or (ii) a Notice of Guaranteed Delivery must accompany this Subscription Certificate. Please reference your rights card control number on your check or Notice of Guaranteed Delivery. If the aggregate Subscription Price paid by a Record Date Common Shareholder is insufficient to purchase, at the Subscription Price, the number of Common Shares that the participating Holder of Rights indicates are being subscribed for, or if a Record Date Common Shareholder does not specify the number of Common Shares to be purchased, then the Record Date Common Shareholder will be deemed to have exercised first, its Rights under the Primary Subscription (if not already fully exercised) and second, the Over-Subscription Privilege to purchase Common Shares to the full extent of the payment rendered. If the aggregate Subscription Price paid by a Record Date Common Shareholder exceeds the amount necessary to purchase the number of Common Shares for which the participating Holder of Rights has indicated an intention to subscribe, then the Record Date Common Shareholder will be deemed to have exercised first, the Primary Subscription (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered. Expiration Date: October 27, 2017 (unless extended) PLEASE FILL IN ALL APPLICABLE INFORMATION. A. Primary Subscription x 0.20 = x $18.00 = $ (Rights Exercised) (No. of Common Shares) (Subscription Price) B. Over-Subscription Privilege x $18.00 = $ (No. of Common Shares) (Subscription Price) C. Amount of Check Enclosed (A + B) (or amount in Notice of Guaranteed Delivery) = $ D. The following broker-dealer is being designated as having been instrumental in the exercise of this Subscription Right: E. Sell any remaining Rights Sell all of my Rights SECTION 1. TO SUBSCRIBE: I hereby irrevocably subscribe for the number of Common Shares indicated as the total of A and B hereon upon the terms and conditions specified in the Prospectus relating thereto, receipt of which is acknowledged. I hereby agree that if I fail to pay for the Common Shares for which I have subscribed (or are deemed to have subscribed for as set forth above), the Company may exercise any of the remedies set forth in the Prospectus. TO SELL: If I have checked the box on line E, I authorize the sale of Rights by the Subscription Agent according to the procedures described in the Prospectus. Signature(s) of Subscriber(s)/Seller(s) Please give your telephone number: ( ) Please give your e-mail address: SECTION 2. TO TRANSFER RIGHTS: For value received, of the Rights represented by this Subscription Certificate are assigned to: (Print Full Name of Assignee) Social Security Number (Print Full Address) (Print Full Address) Signature(s) of Assignor(s) IMPORTANT: The signature(s) must correspond in every particular, without alteration, with the name(s) as printed on your Subscription Certificate. Your Signature must be guaranteed by an Eligible Guarantor Institution as that term is defined under Rule 17Ad-15 of the Securities Exchange Act of 1934, which may include: a) a commercial bank or trust company, or b) a member firm of a domestic stock exchange, or c) a savings bank or credit union. Signature Guaranteed By (name of Bank or Firm) (Signature of Officer and Title) Return Subscription Certificate by first class mail or overnight courier to: Computershare. By First Class Mail: By Express Mail or Overnight Courier: Computershare Computershare C/O Voluntary Corporate Actions/Center Coast C/O Voluntary Corporate Actions/Center Coast P.O. Box 43011 250 Royall Street, Suite V Providence, RI 02940-3011 Canton, MA 02021